INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JULY 24, 2024 TO THE PROSPECTUSES
DATED FEBRUARY 28, 2024 OF:
Invesco High Yield Bond Factor ETF (IHYF)
(the “Fund”)
Effective immediately, Noelle Corum will no longer serve as a Portfolio Manager of the Fund. Accordingly, all information and references related to Ms. Corum are hereby removed from the Fund’s Summary Prospectus and Statutory Prospectus.
In addition, effective immediately, the Fund’s Summary Prospectus and Statutory Prospectus are revised as described below.
1. The following information replaces in its entirety the table appearing in the section titled “Portfolio Managers” of the Summary Prospectus and in the section titled “Summary Information – Portfolio Managers” of the Statutory Prospectus:
Name	Title with Sub-Adviser/ Adviser/Trust	Date Began Managing the Fund
Jacob Habibi, CFA	Portfolio Manager of the Sub-Adviser	July 2023

James Ong, CFA	Portfolio Manager of the Sub-Adviser	July 2024

2. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectus:
Investment decisions for the Fund are made by an investment management team at Invesco Advisers, Inc. (the “Sub-Adviser”). The Sub-Adviser uses a team of portfolio managers, investment strategists and other investment specialists (collectively, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. This team approach brings together many disciplines and leverages the Sub-Adviser’s extensive resources.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Sub-Adviser believes to be appropriate.
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund:
●
Jacob Habibi, CFA, Portfolio Manager of the Sub-Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since July 2023. Mr. Habibi has been associated with the Sub-Adviser since 2001.
●
James Ong, CFA, Portfolio Manager of the Sub-Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund from its inception in November 2020 through July 2023, and again since July 2024. Mr. Ong has been associated with the Sub-Adviser since 2014.
Please Retain This Supplement For Future Reference.
IHYF-SUMSTAT-SUP 072424